UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 6, 2005

Corning Natural Gas Corporation

(Exact name of registrant as specified in its charter)

New York____________________0-64______________16-0397420

(State or Other Jurisdiction___(Commission_________(IRS Employer

of Incorporation)_____________File Number)________Identification No.)

330 West William Street, PO Box 58, Corning, NY 14830

(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (607)936-3755

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

□ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Corning Natural Gas Corporation

Form 8-K

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On November 28, 2005, the Board of Directors appointed Robert J. Pollock as a Director and member of the Company's Audit and Nominating Committees, effective as of January 1, 2006 (to replace Donald R. Patnode, who passed away September 9, 2005). Since 2002, Mr. Pollock has worked for R.P. Valois Real Estate, Inc. in real estate sales and was previously Vice President of NE Sales (1978-1996) and a Consultant for Sales & Marketing (1996-2002) for First Marketing Company. In addition, Mr. Pollock served as the Clerk (1986-2000) for the Fall River Gas Company and a Director (1986-2000) of the Fall River Gas Appliance Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Corning Natural Gas Corporation

Date: December 15 , 2005	By: /s/ Thomas K. Barry
Thomas K. Barry
Chairman and Chief Executive Officer

Date: December 15 , 2005	By: /s/ K. James Robinson
K. James Robinson
Executive Vice President and Chief Financial Officer